Summary of Significant Accounting Policies: Business Combinations (Policies)	12 Months Ended
Dec. 31, 2011
Recently Issued Accounting Pronouncements:
Business Combinations

(c)            Business combinations

From January 1, 2009, the Group accounts for its business acquisitions according to FASB ASC 805, “Business Combinations” (“ASC 805”), and FASB ASC 810, “Consolidation” (“ASC 810”). The Group applies the acquisition method of accounting and recognizes the assets acquired, liabilities assumed and any non-controlling interest in the acquiree at the acquisition date, based on their respective estimated fair values measured as of that date. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, license and other asset lives and market multiples, among other items.